Rational Inflation Growth Fund

Class A Shares: IGOAX	Class C Shares: IGOCX	Institutional Shares: IGOIX

December 19, 2023

The information in this Supplement amends certain information contained in the
Fund’s Prospectus, Summary Prospectus and Statement of Additional Information, each dated May 1, 2023, as supplemented.

Effective January 18, 2024, the Fund’s name will change to “Rational Real Assets Fund.”

Also effective on January 18, 2024, the Fund will adopt the following policy:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in exchange-traded equity securities of “real assets” companies. The Fund defines “real assets” companies as those in energy, materials, industrials, real estate and utility sectors.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information, each dated May 1, 2023, as supplemented, which provides information that you should know about the Funds before investing. This document is available upon request and without charge by calling the Funds toll-free at 1-800-253-0412 or by writing to Rational Funds, c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474.

Please retain this Supplement for future reference.